UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

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                                   FORM 8-K

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                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 20, 2007

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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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  New York                        1-7657                 13-4922250
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(State or other          (Commission File Number)     (I.R.S. Employer
 jurisdiction of                                       Identification No.)
 incorporation
 or organization)

200 Vesey Street, World Financial Center
          New York, New York                               10285
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(Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number, including area code: (212) 640-2000

                                     None
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01 OTHER EVENTS.

OPINION OF COUNSEL - INCORPORATED INTO REGISTRATION STATEMENT

     On November 30, 2006, American Express Company (the "Company") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") by and among the Company; Cove Acquisition Sub, Inc., a wholly owned subsidiary of the Company; Harbor Payments, Inc. ("Harbor"); Oak Investment Partners XI, Limited Partnership and Oak Associates, LLC, pursuant to which the Company agreed to acquire Harbor (the "Merger"). On December 31, 2006, the Company completed the Merger. Under the terms of the Merger Agreement, the former Harbor stockholders received unregistered common shares of the Company (the "Merger Shares").

     On July 20, 2007, the Company filed a prospectus supplement with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b) of the Securities Act of 1933, as amended, to its automatic shelf registration statement on Form S-3 (No. 333-138032) (the "Registration Statement") to register the resale of an additional 16,162 of the Merger Shares by the selling stockholders from time to time.

     The Company is filing a legal opinion attached hereto as Exhibit 5.1 regarding the legality of the common shares covered by the prospectus supplement, to be incorporated by reference into the Registration Statement.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

         The following exhibit is attached hereto and filed herewith.

Exhibit No.      Description
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5.1              Opinion of Counsel.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: July 20, 2007

                                           AMERICAN EXPRESS COMPANY

                                           By:   /s/ Michael Kuchs
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                                                 Michael Kuchs
                                                 Assistant Secretary




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                                 EXHIBIT INDEX

Exhibit No.      Description
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5.1              Opinion of Counsel.